UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2021 (June 30, 2021)
KUBIENT, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware	001-37875	82-1808844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

228 Park Avenue South Suite 72602 New York, New York	10003-502
(Address of principal executive offices)	(Zip Code)

(866) 668-2567
(Registrant’s Telephone Number, Including Area Code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KBNT	Nasdaq
Common Stock Purchase Warrants	KBNTW	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 30, 2021, Kubient, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).  The definitive proxy statement pertaining to the Annual Meeting was previously filed by the Company with the Securities and Exchange Commission on May 21, 2021.  As of the close of business on May 12, 2021, there were 13,982,471 shares of common stock outstanding and entitled to vote. Each proposal below was approved. For beneficial owners holding the Company’s common stock at a bank or broker institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf. The tabulation of votes for each proposal voted on by the stockholders was as follows:

Proposal 1:  Election of seven directors of the Company, each to serve a term of office expiring at the Company’s next annual meeting of stockholders or until their respective successors have been elected and qualified.

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Paul Roberts	4,056,041	109,013	5,496	3,686,391
Jonathan Bond	3,971,193	109,270	90,087	3,686,391
Peter A. Bordes	3,953,948	202,646	13,956	3,686,391
Grainne Coen	3,845,634	314,205	10,711	3,686,391
Elisabeth H. DeMarse	3,824,168	336,886	9,496	3,686,391
Lawrence Harris	3,966,360	110,110	94,080	3,686,391
Jeannie Mun	3,843,665	313,579	13,306	3,686,391

Proposal 2:  To approve the Kubient, Inc. 2021 Equity Incentive Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
3,899,307	231,235	40,008	3,686,391

Proposal 3:  Ratification of the appointment of Marcum, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstain	Broker Non-Votes
7,569,468	192,885	94,588	None

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Kubient, Inc. 2021 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUBIENT, INC.

DATED: July 2, 2021	By:	/s/Paul Roberts
Paul Roberts
Interim Chief Executive Officer